Exhibit 32.1

                              THE GILLETTE COMPANY
                                 Certification
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                                     Code)


Pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, the undersigned, James M. Kilts, Chief Executive Officer of The Gillette Company, a Delaware corporation (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Exchange Act and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:   April 29, 2004                     /s/ James M. Kilts
                                           ___________________________________
                                           James M. Kilts
                                           Chairman of the Board, President and
                                           Chief Executive Officer






A signed original of this written statement required by Section 906 has been provided to The Gillette Company (the "Company") and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.